UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2014

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective September 6, 2014, the Board of Directors of Diodes Incorporated (the “Company”) adopted amendments to Article III of the bylaws of the Company (the “Bylaws”) to create the office of the Chief Financial Officer, establish the duties and powers of the Chief Financial Officer and provide that the Chief Financial Officer may be the treasurer of the Company, and to correct certain grammatical and syntax errors throughout the Bylaws.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the amended form of the Bylaws filed as Exhibit 3.1 hereto.

Item 7.01 Regulation FD Disclosure.

On September 9, 2014, the Company issued a press release updating its guidance for the third quarter of 2014.  A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Form 8-K. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.  This Regulation FD disclosure constitutes a forward-looking statement intended to be within the protection for such statements under the Private Securities Litigation Reform Act of 1995. For an explanation of the risks that could cause the actual results to differ from those in this forward-looking statement, please see the Safe Harbor Statement accompanying the Press Release included as Exhibit 99.1.

Item 8.01 Other Events.

From time to time, the Company may give corporate presentations to its customers, suppliers and other related interested parties.  A copy of the Company’s updated corporate presentation slides is attached herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended Bylaws of Diodes Incorporated
99.1	Press release dated September 9, 2014
99.2	Corporate presentation slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIODES INCORPORATED

Dated: September 10, 2014	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended Bylaws of Diodes Incorporated
99.1	Press release dated September 9, 2014
99.2	Corporate presentation slides